UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                         Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

SIRF TECHNOLOGY HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following is a press release issued by SiRF Technology Holdings, Inc. (“SiRF”) on June 2, 2009 in connection with (i) the record date of the SiRF special meeting pursuant to the Agreement and Plan of Merger, dated as of February 9, 2009, among CSR, Shannon Acquisition Sub, Inc. and SiRF, (ii) dates of the SiRF stockholder meeting and expected date of the CSR shareholder meeting and (iii) the commencement of mailings to SiRF stockholders

SiRF Announces Filing of Definitive Proxy Statement with the SEC and Sets Stockholder Meeting Date

SAN JOSE, CALIF., U.S. – JUNE 2, 2009 — SiRF Technology Holdings, Inc. (NASDAQ: SIRF) today announced that, in connection with the proposed merger with a subsidiary of CSR plc (LSE: CSR.L), CSR filed with the United States Securities and Exchange Commission (“SEC”) a Registration Statement on Form F-4 on May 29, 2009, which contains the Proxy Statement/Prospectus that will be distributed to SiRF stockholders in connection with a special meeting of SiRF stockholders. The SEC declared the Registration Statement effective at 12:30 p.m. (Eastern Daylight Time) on June 2, 2009 and the Proxy Statement/Prospectus, including notice of the special meeting and the accompanying proxy card, will be mailed to SiRF stockholders beginning today.

On February 9-10, 2009, CSR and SiRF announced that they had entered into an agreement and plan of merger, pursuant to which a wholly owned subsidiary of CSR will merge with and into SiRF, with SiRF surviving the merger as a wholly owned subsidiary of CSR. Completion of the merger is subject to the approvals of CSR shareholders and SiRF stockholders, other customary closing conditions and the admission to the Official List of the UK Listing Authority of the CSR ordinary shares to be issued to SiRF stockholders.

A special meeting of SiRF stockholders will be held at 10:00 a.m. (Pacific Daylight Time) on Thursday, June 25, 2009 at The Doubletree Hotel located at 2050 Gateway Place, San Jose, California. The purpose of the special meeting is to consider and vote upon the adoption of the merger agreement and approval of the merger. Only stockholders of SiRF as of the close of business on May 27, 2009, which is the record date for the special meeting, will be entitled to receive notice of and to vote at the special meeting and any adjournments or postponements thereof. The latest time and date for the receipt of forms of proxy for the special meeting is 11:00 p.m. (Eastern Daylight Time) on Wednesday, June 24, 2009.

An extraordinary general meeting of CSR shareholders is expected to be held on Thursday, June 25, 2009, at which the approval of CSR shareholders will be sought for the merger in addition to several other resolutions. CSR expects to post a circular and notice of general meeting to its shareholders shortly.

Subject to the satisfaction of the other conditions to closing, if the merger is approved by the CSR shareholders and the SiRF stockholders at the respective meetings, the parties expect to close the merger shortly after both meetings of shareholders.

About SiRF

SiRF develops and markets multifunction location platforms based on semiconductor and software products that are designed to enable location-awareness utilizing GPS and other location technologies, enhanced by wireless connectivity and multimedia capabilities, for high-volume mobile consumer devices and commercial applications. SiRF’s technology has been integrated into a wide range of mobile consumer devices such as automobile navigation and telematics systems, portable navigation devices (PNDs), mobile phones, mobile computers, mobile internet devices, handheld and wearable GPS recreational devices, digital cameras and camcorders, mobile gaming devices, child and pet trackers, and GPS-based peripherals, as well as into commercial applications such as logistics management systems, enterprise and carrier LBS servers, asset tracking devices, and fleet management systems. For more information see www.sirf.com.

The Proxy Statement/Prospectus being sent to SiRF stockholders is not a prospectus published in accordance with the prospectus rules made under Part VI of the United Kingdom Financial Services and Markets Act 2000 (as set out in the Financial Services Authority Handbook) (the “Prospectus Rules”). CSR intends to publish a prospectus under the Prospectus Rules in connection with its application for admission of its ordinary shares to listing on the Official List of the United Kingdom Listing Authority and trading on the main market of the London Stock Exchange. A copy of such prospectus will be available at CSR’s website (www.csr.com) following approval by the Financial Services Authority of the United Kingdom.

Forward Looking Statements

This communication contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent the current expectations and beliefs of management of SiRF concerning the transactions contemplated by the merger, including statements relating to the companies’ plans, expectations and intentions, including words such as “expect,” “will,” “can be,” “should” and other similar expressions that are not statements of historical fact. Such statements are based upon the current beliefs and expectations of SiRF’s management, are not guarantees of future results and are subject to a significant number of risks and uncertainties. Actual results may differ materially from the results anticipated in these forward looking statements. The risks and uncertainties SiRF faces include, without limitation: the ability to obtain the approval of transactions contemplated by the merger agreement by SiRF’s stockholders and CSR’s shareholders; the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the merger on the proposed terms and timeframe; the possibility that the merger does not close when expected or at all; and other risks and uncertainties, including those detailed in the Proxy Statement/Prospectus and as disclosed from time to time in SiRF’s periodic reports filed with the SEC, including SiRF’s Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. In particular, SiRF refers you to “Item 1A. RISK FACTORS” of SiRF’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 28, 2009 filed with the SEC on May 5, 2009 for additional information regarding the risks and uncertainties discussed above, as well as additional risks and uncertainties that may affect SiRF’s actual results. The forward-looking statements in this communication are qualified by these risk factors. Each statement speaks only as of the date of this communication (or any earlier date indicated in this communication) and SiRF undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances. Investors, potential investors and others should give careful consideration to these risks and uncertainties.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the merger. In connection with the transactions contemplated by the merger, CSR filed with the SEC on May 29, 2009 a Registration Statement on Form F-4 (as amended on June 2, 2009) containing a proxy statement/prospectus for the stockholders of SiRF and each of SiRF and CSR plan to file other documents with the SEC regarding the proposed merger transaction. The definitive proxy statement/prospectus was filed with the SEC on June 2, 2009 and will be mailed to stockholders of SiRF. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SiRF’s STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. THIS ANNOUNCEMENT DOES NOT CONSTITUTE, OR FORM PART OF, AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. Investors and stockholders will be able to obtain, without charge, a copy of the proxy statement/prospectus, as well as other relevant documents containing important information about SiRF and CSR at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. SiRF’s stockholders will also be able to obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents when they become available by directing a request by mail or telephone to SiRF, 217 Devcon Drive, San Jose, CA, 95112-4211, Attention: Investor Relations, +1 (408) 392-8480 or CSR, Churchill House, Cambridge Business Park, Cowley Road, Cambridge, CB4-0WZ, United Kingdom, Attention: Investor Relations, +44 (0) 1223 692 000.

SiRF and its directors and executive officers, CSR and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from SiRF’s stockholders with respect to the merger. Information about SiRF’s directors and executive officers and their ownership of SiRF’s common stock is set forth in the proxy statement/prospectus. SiRF has been informed by CSR that none of CSR’s directors and executive officers holds any direct or indirect interests in SiRF. Stockholders may obtain additional information regarding the interests of SiRF and its directors and executive officers and CSR and its directors and executive officers in the proposed merger, which may be different than those of SiRF’s stockholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed merger as filed with the SEC.